United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

CHINA JO-JO DRUGSTORES, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Hai Wai Hai Tongxin Mansion Floor 6 Gong Shu District,

Hangzhou City, Zhejiang Province, People’s Republic of China, 310008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-571-88219579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CJJD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 1, 2020, China Jo-Jo Drugstores, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreement”) with certain institutional investors (the “Investors”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, in a registered direct offering, an aggregate of 5,000,004 shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company (“Common Stock”), at a purchase price of $2.00 per Share, for aggregate gross proceeds to the Company of $10,000,008.

The Company also agreed to sell to the Investors, in a concurrent private placement, unregistered warrants to purchase up to an aggregate of 3,750,003 shares of Common Stock at an exercise price of $2.60 per share (the “Warrants”). The Warrants shall be initially exercisable six months following issuance and expire five and one-half years from the issuance date of the Warrants. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are subject to adjustment in the event of stock splits or dividends, or other similar transactions. Within 30 business days from the date of the Purchase Agreement, the Company shall file a registration statement on Form S-1 providing for the resale by the Investors of the Warrant Shares and use commercially reasonable best efforts to cause such registration to become effective no later than 90 business days from the date of the Purchase Agreement.

Net proceeds to the Company from the sale of the Shares and the Warrants (such transaction, the “Offering”), after deducting estimated offering expenses and placement agent fees, are expected to be approximately $9.24 million. The Offering is expected to close on or about June 3, 2020, subject to satisfaction of customary closing conditions.

With respect to the Shares, the Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-230686), which was originally filed with the Securities and Exchange Commission on April 2, 2019 and was declared effective on April 10, 2019. With respect to the Warrants, the Offering is being made pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as exclusive placement agent in connection with the Offering pursuant to an engagement agreement between the Company and the Placement Agent dated May 31, 2020 (the “Engagement Agreement”). The Engagement Agreement provides that the Placement Agent will receive a commission equal to 6.5% of the aggregate gross proceeds of the Offering. The Placement Agent (or its designees) shall also receive warrants to purchase such number of shares of Common Stock as is equal to 6.0% of the aggregate number of shares of Common Stock sold in the Offering, or warrants to purchase up to 300,000 shares of Common Stock, having substantially the same terms as the Warrants being issued to the Investors with certain exceptions, including but not limited to that the Placement Agent’s warrants will expire on June 1, 2025 and the exercise price shall be $2.57.

The Purchase Agreement prohibits the Company from issuing any Common Stock (or Common Stock equivalents) for 90 calendar days (the “90-day Period”) following the closing of the Offering, and from entering into any agreement to effect any “variable rate transaction” from the date of the Purchase Agreement to the second year anniversary of the closing of the Offering. However, upon the completion of the 90-day Period, the Company may enter into and effect sales pursuant to an at–the-market offering facility with the Placement Agent.

The Warrants provide that, if at any time while the Warrants are outstanding, the Company consummates a fundamental transaction, as described in the Warrants, and which term generally includes, but is not limited to: (i) any consolidation or merger into another corporation, (ii) the consummation of a transaction whereby another person or entity acquires more than 50% of our outstanding voting stock, or (iii) the sale of all or substantially all of our assets, then each holder, concurrently with or within 30 calendar days after the consummation of the fundamental transaction, will have the right to require the Company (or any successor thereto) to repurchase such holder’s Warrants for an amount of cash equal to the Black-Scholes value of the remaining unexercised portion of such holder’s Warrants.

The foregoing description the Purchase Agreement, the Engagement Agreement, the form of Warrant and the form of Placement Agent’s warrant does not purport to be complete and is qualified in its entirety by reference to the full texts of the Purchase Agreement, the Engagement Agreement, the form of Warrant and the form of Placement Agent’s warrant, a copy of each is attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively, and is incorporated herein by reference.

A copy of the opinion of Flangas Law Group relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 with respect to the issuance of the Warrants and the Placement Agent’s warrants and the shares of common stock issuable thereunder is incorporated herein by reference.

The Warrants and the Placement Agent’s warrants and the shares of Common Stock issuable thereunder are not being registered under the Securities Act. The Warrants and the Placement Agent’s warrants are being offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of the Investor’s Common Stock Purchase Warrant
4.2	Form of the Placement Agent’s Common Stock Purchase Warrant
5.1	Opinion of Flangas Law Group
10.1	Form of Securities Purchase Agreement dated June 1, 2020
10.2	Engagement Agreement dated May 31, 2020
23.1	Consent of Flangas Law Group (included in Exhibit 5.1)
99.1	Press release of China Jo-Jo Drugstores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2020

CHINA JO-JO DRUGSTORES, INC.

By:	/s/ Lei Liu
Name:	Lei Liu
Title:	Chief Executive Officer

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